UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October1, 2018

SS&C TECHNOLOGIES HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34675	71-0987913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry Into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On October 1, 2018, concurrently with the consummation of the previously announced acquisition (the “Acquisition”) by SS&C Technologies, Inc. (“Technologies”), a subsidiary of SS&C Technologies Holdings, Inc. (the “Company”), of Eze Software, the Company and certain of its subsidiaries entered into a Commitment Increase Amendment (the “Amendment”) to the existing amended and restated credit agreement, dated April 16, 2018 (the “Credit Agreement”), among the Company, Technologies, SS&C European Holdings S.a R.L, SS&C Technologies Holdings Europe S.a R.L., certain of the Company’s other subsidiaries, Credit Suisse AG, Cayman Islands Branch, acting as administrative agent, and certain lenders and letter of credit issuers party thereto.

Pursuant to the Amendment, a new $875 million senior secured incremental term loan B facility (the “Incremental Term Loan Facility”) was made available to Technologies for purposes of financing a portion of the consideration for the Acquisition. The Incremental Term Loan Facility matures on April 16, 2025 and bears interest at the rate applicable to the incremental term loan B facilities currently outstanding under the Credit Agreement.

Except as described above, the terms, covenants and events of default applicable to the Incremental Term Loans are materially consistent with the terms, covenants and events of default applicable to loans incurred under the Credit Agreement and which are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 2018.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release dated October 1, 2018 announcing completion of the Acquisition is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Commitment Increase Amendment, dated as of October 1, 2018, among SS&C Technologies Holdings, Inc., certain of its subsidiaries and Credit Suisse AG, Cayman Islands Branch, as administrative agent and lender.

99.1	Press release issued October 1, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.

Date: October 5, 2018	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer